CNA Financial Corporation
Supplemental Financial Information

June 30, 2016

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2016	2015	Change	2016	2015	Change
Revenues:
Net earned premiums	$1,730	$1,735	—%	$3,429	$3,422	—%
Net investment income	502	500	—	937	1,058	(11)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(15)	(31)		(38)	(43)
Other net realized investment gains (losses)	31	31		18	53
Net realized investment gains (losses)	16	—		(20)	10
Other revenues	100	92		197	189
Total revenues	2,348	2,327	1	4,543	4,679	(3)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,339	1,469		2,747	2,808
Amortization of deferred acquisition costs	305	314		612	617
Other operating expenses	378	341		759	699
Interest	38	39		80	78
Total claims, benefits and expenses	2,060	2,163	5	4,198	4,202	—
Income (loss) before income tax	288	164		345	477
Income tax (expense) benefit	(79)	(26)		(70)	(106)
Net income (loss)	$209	$138	51%	$275	$371	(26)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2016	2015	2016	2015
Components of Income (Loss)
Net operating income (loss)	$201	$132	$292	$357
Net realized investment gains (losses)	8	6	(17)	14
Net income (loss)	$209	$138	$275	$371

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.74	$0.49	$1.08	$1.32
Net realized investment gains (losses)	0.03	0.02	(0.06)	0.05
Diluted earnings (loss) per share	$0.77	$0.51	$1.02	$1.37

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.5	270.3	270.4	270.2
Diluted	270.9	270.7	270.9	270.7

Return on Equity
Net income (loss) (1)	7.2%	4.5%	4.7%	5.9%
Net operating income (loss) (2)	6.9	4.4	4.9	5.8
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	June 30, 2016	December 31, 2015
Total investments	$46,549	$44,699
Reinsurance receivables, net of allowance for uncollectible receivables	4,683	4,453
Total assets	56,906	55,045
Insurance reserves	37,980	36,486
Debt	2,708	2,560
Total liabilities	45,020	43,289
Accumulated other comprehensive income (loss) (1)	210	(315)
Total stockholders' equity	11,886	11,756

Book value per common share	$43.94	$43.49
Book value per common share excluding AOCI	$43.16	$44.66

Outstanding shares of common stock (in millions of shares)	270.5	270.3

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,584	$10,723

Three months ended June 30	2016	2015
Net cash flows provided (used) by operating activities	$279	$446
Net cash flows provided (used) by investing activities	(158)	(439)
Net cash flows provided (used) by financing activities	(69)	(67)
Net cash flows provided (used) by operating, investing and financing activities	$52	$(60)

Six months ended June 30	2016	2015
Net cash flows provided (used) by operating activities	$613	$540
Net cash flows provided (used) by investing activities	(167)	87
Net cash flows provided (used) by financing activities	(538)	(670)
Net cash flows provided (used) by operating, investing and financing activities	$(92)	$(43)

(1) As of June 30, 2016 and December 31, 2015, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,682 million and $1,111 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of June 30, 2016 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$2,729	$2,567	6%		$5,403	$5,103	6%
Net written premiums	1,625	1,638	(1)		3,293	3,307	—

Net earned premiums	1,595	1,599	—		3,163	3,148	—
Net investment income	310	316			555	689
Other revenues	97	89			191	176
Total operating revenues	2,002	2,004	—		3,909	4,013	(3)
Insurance claims and policyholders' benefits	1,007	1,040			1,964	2,043
Amortization of deferred acquisition costs	305	308			612	604
Other insurance related expenses	240	227			484	460
Other expenses	97	69			186	149
Total claims, benefits and expenses	1,649	1,644	—		3,246	3,256	—
Operating income (loss) before income tax	353	360			663	757
Income tax (expense) benefit on operating income (loss)	(124)	(123)			(227)	(256)
Net operating income (loss)	$229	$237	(3)%		$436	$501	(13)%

Other Performance Metrics
Underwriting gain (loss)	$43	$24	79%		$103	$41	151%

Loss & LAE ratio	63.0%	64.8%	1.8	pts	61.9%	64.7%	2.8	pts
Acquisition expense ratio	19.1	18.8	(0.3)		19.3	19.1	(0.2)
Underwriting expense ratio	15.1	14.6	(0.5)		15.4	14.6	(0.8)
Expense ratio	34.2	33.4	(0.8)		34.7	33.7	(1.0)
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	97.4%	98.4%	1.0		96.8%	98.6%	1.8
Combined ratio excluding catastrophes and development	98.3%	95.3%	(3.0)	pts	97.8%	95.9%	(1.9)	pts

Net accident year catastrophe losses incurred	$85	$60			$121	$89
Effect on loss & LAE ratio	5.3%	3.8%	(1.5)	pts	3.9%	2.8%	(1.1)	pts

Net prior year development and other: (favorable) / unfavorable	$(102)	$(15)			$(163)	$(7)
Effect on loss & LAE ratio	(6.2)%	(0.7)%	5.5	pts	(4.9)%	(0.1)%	4.8	pts

Rate	—%	1%	(1)	pts	—%	1%	(1)	pts
Retention	82	81	1		83	80	3
New business (1)	$269	$237	14%		$531	$486	9%
(1) Beginning in 2016, new business includes Hardy. New business for Hardy was $36 million and $67 million for three and six months ended June 30, 2016.

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$1,697	$1,526	11%		$3,329	$3,015	10%
Net written premiums	691	672	3		1,375	1,370	—

Net earned premiums	702	689	2		1,384	1,369	1
Net investment income	133	134			240	289
Other revenues	89	81			176	159
Total operating revenues	924	904	2		1,800	1,817	(1)
Insurance claims and policyholders' benefits	378	417			769	847
Amortization of deferred acquisition costs	148	146			292	290
Other insurance related expenses	73	66			148	135
Other expenses	79	69			154	136
Total claims, benefits and expenses	678	698	3		1,363	1,408	3
Operating income (loss) before income tax	246	206			437	409
Income tax (expense) benefit on operating income (loss)	(82)	(69)			(146)	(137)
Net operating income (loss)	$164	$137	20%		$291	$272	7%

Other Performance Metrics
Underwriting gain (loss)	$103	$60	72%		$175	$97	80%

Loss & LAE ratio	53.9%	60.3%	6.4	pts	55.5%	61.7%	6.2	pts
Acquisition expense ratio	20.1	19.6	(0.5)		20.0	19.7	(0.3)
Underwriting expense ratio	11.2	11.1	(0.1)		11.7	11.3	(0.4)
Expense ratio	31.3	30.7	(0.6)		31.7	31.0	(0.7)
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	85.4%	91.2%	5.8		87.4%	92.9%	5.5
Combined ratio excluding catastrophes and development	94.0%	92.6%	(1.4)	pts	94.4%	93.2%	(1.2)	pts

Net accident year catastrophe losses incurred	$9	$5			$13	$12
Effect on loss & LAE ratio	1.3%	0.7%	(0.6)	pts	1.0%	0.9%	(0.1)	pts

Net prior year development and other: (favorable) / unfavorable	$(72)	$(15)			$(117)	$(19)
Effect on loss & LAE ratio	(9.9)%	(2.1)%	7.8	pts	(8.0)%	(1.2)%	6.8	pts

Rate	1%	1%	—	pts	1%	1%	—	pts
Retention	86	86	—		87	86	1
New business	$61	$63	(3)%		$126	$139	(9)%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$804	$781	3%		$1,583	$1,567	1%
Net written premiums	740	717	3		1,488	1,476	1

Net earned premiums	696	703	(1)		1,384	1,381	—
Net investment income	164	169			290	373
Other revenues	8	9			14	18
Total operating revenues	868	881	(1)		1,688	1,772	(5)
Insurance claims and policyholders' benefits	472	509			917	966
Amortization of deferred acquisition costs	117	117			233	234
Other insurance related expenses	130	130			271	257
Other expenses	11	5			16	13
Total claims, benefits and expenses	730	761	4		1,437	1,470	2
Operating income (loss) before income tax	138	120			251	302
Income tax (expense) benefit on operating income (loss)	(46)	(42)			(85)	(104)
Net operating income (loss)	$92	$78	18%		$166	$198	(16)%

Other Performance Metrics
Underwriting gain (loss)	$(23)	$(53)	57%		$(37)	$(76)	51%

Loss & LAE ratio	67.4%	72.1%	4.7	pts	65.8%	69.6%	3.8	pts
Acquisition expense ratio	17.3	17.3	—		17.9	17.7	(0.2)
Underwriting expense ratio	18.4	17.6	(0.8)		18.6	17.7	(0.9)
Expense ratio	35.7	34.9	(0.8)		36.5	35.4	(1.1)
Dividend ratio	0.4	0.2	(0.2)		0.4	0.3	(0.1)
Combined ratio	103.5%	107.2%	3.7		102.7%	105.3%	2.6
Combined ratio excluding catastrophes and development	97.7%	97.7%	—	pts	98.5%	99.0%	0.5	pts

Net accident year catastrophe losses incurred	$55	$54			$83	$73
Effect on loss & LAE ratio	8.0%	7.7%	(0.3)	pts	6.1%	5.3%	(0.8)	pts

Net prior year development and other: (favorable) / unfavorable	$(16)	$10			$(27)	$10
Effect on loss & LAE ratio	(2.2)%	1.8%	4.0	pts	(1.9)%	1.0%	2.9	pts

Rate	—%	2%	(2)	pts	—%	2%	(2)	pts
Retention	83	79	4		83	77	6
New business	$146	$149	(2)%		$283	$287	(1)%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$228	$260	(12)%		$491	$521	(6)%
Net written premiums	194	249	(22)		430	461	(7)

Net earned premiums	197	207	(5)		395	398	(1)
Net investment income	13	13			25	27
Other revenues	—	(1)			1	(1)
Total operating revenues	210	219	(4)		421	424	(1)
Insurance claims and policyholders' benefits	157	114			278	230
Amortization of deferred acquisition costs	40	45			87	80
Other insurance related expenses	37	31			65	68
Other expenses	7	(5)			16	—
Total claims, benefits and expenses	241	185	(30)		446	378	(18)
Operating income (loss) before income tax	(31)	34			(25)	46
Income tax (expense) benefit on operating income (loss)	4	(12)			4	(15)
Net operating income (loss)	$(27)	$22	N/M	%	$(21)	$31	(168)%

Other Performance Metrics
Underwriting gain (loss)	$(37)	$17	N/M	%	$(35)	$20	N/M	%

Loss & LAE ratio	79.8%	55.0%	(24.8)	pts	70.5%	57.7%	(12.8)	pts
Acquisition expense ratio	22.0	21.5	(0.5)		21.5	21.5	—
Underwriting expense ratio	16.8	15.7	(1.1)		16.8	15.9	(0.9)
Expense ratio	38.8	37.2	(1.6)		38.3	37.4	(0.9)
Dividend ratio	—	—	—		—	—	—
Combined ratio	118.6%	92.2%	(26.4)		108.8%	95.1%	(13.7)
Combined ratio excluding catastrophes and development	115.3%	95.8%	(19.5)	pts	107.3%	95.1%	(12.2)	pts

Net accident year catastrophe losses incurred	$21	$1			$25	$4
Effect on loss & LAE ratio	10.6%	0.8%	(9.8)	pts	6.3%	1.0%	(5.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(14)	$(10)			$(19)	$2
Effect on loss & LAE ratio	(7.3)%	(4.4)%	2.9	pts	(4.8)%	(1.0)%	3.8	pts

Rate	(2)%	(2)%	—	pts	(1)%	(1)%	—	pts
Retention	70	76	(6)		75	77	(2)
New business (1)	$62	$25	148%		$122	$60	103%
(1) Beginning in 2016, new business includes Hardy. New business for Hardy was $36 million and $67 million for three and six months ended June 30, 2016.

Life & Group Non-Core - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2016	2015	Change	2016	2015	Change
Net earned premiums	$136	$137	(1)%	$267	$275	(3)%
Net investment income	188	179		375	358
Other revenues	3	—		3	9
Total operating revenues	327	316	3	645	642	—
Insurance claims and policyholders' benefits	340	344		663	684
Amortization of deferred acquisition costs	—	6		—	13
Other insurance related expenses	31	34		64	69
Other expenses	2	5		5	9
Total claims, benefits and expenses	373	389	4	732	775	6
Operating income (loss) before income tax	(46)	(73)		(87)	(133)
Income tax (expense) benefit on operating income (loss)	42	49		81	92
Net operating income (loss)	$(4)	$(24)	83%	$(6)	$(41)	85%

Corporate & Other Non-Core - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2016	2015	Change	2016	2015	Change
Net earned premiums	$(1)	$(1)		$(1)	$(1)
Net investment income	4	5		7	11
Other revenues	—	3		3	4
Total operating revenues	3	7	(57)%	9	14	(36)%
Insurance claims and policyholders' benefits	(8)	85		120	81
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	(1)	(2)		(1)	(2)
Other expenses	47	47		101	92
Total claims, benefits and expenses	38	130	71	220	171	(29)
Operating income (loss) before income tax	(35)	(123)		(211)	(157)
Income tax (expense) benefit on operating income (loss)	11	42		73	54
Net operating income (loss)	$(24)	$(81)	70%	$(138)	$(103)	(34)%

Investment Summary - Consolidated

	June 30, 2016		March 31, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,214	$1,591	$18,109	$1,031	$17,760	$677
States, municipalities and political subdivisions:
Tax-exempt	10,774	1,578	10,251	1,244	10,114	1,076
Taxable	2,999	534	2,928	457	3,060	369
Total states, municipalities and political subdivisions	13,773	2,112	13,179	1,701	13,174	1,445
Asset-backed:
RMBS	5,189	195	5,206	178	5,072	137
CMBS	2,163	83	2,199	62	2,197	43
Other ABS	931	3	921	(16)	921	(2)
Total asset-backed	8,283	281	8,326	224	8,190	178
U.S. Treasury and obligations of government-sponsored enterprises	92	11	140	7	67	5
Foreign government	460	22	463	16	346	12
Redeemable preferred stock	35	2	35	2	35	2
Total fixed maturity securities	41,857	4,019	40,252	2,981	39,572	2,319
Equities	123	6	189	7	197	6
Limited partnership investments	2,542	—	2,562	—	2,548	—
Other invested assets	33	—	45	—	44	—
Mortgage loans	610	—	675	—	678	—
Short term investments	1,384	1	1,648	1	1,660	—
Total investments	$46,549	$4,026	$45,371	$2,989	$44,699	$2,325

Net receivable/(payable) on investment activity	$(114)		$(73)		$82

Effective portfolio duration (in years)	5.9		6.0		6.2
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	June 30, 2016		March 31, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,500	$619	$12,857	$316	$12,594	$96
States, municipalities and political subdivisions:
Tax-exempt	2,554	189	2,427	156	2,441	133
Taxable	1,342	172	1,388	166	1,579	132
Total states, municipalities and political subdivisions	3,896	361	3,815	322	4,020	265
Asset-backed:
RMBS	4,882	184	4,926	172	4,828	131
CMBS	2,003	75	2,041	55	2,038	37
Other ABS	832	4	843	(13)	837	(1)
Total asset-backed	7,717	263	7,810	214	7,703	167
U.S. Treasury and obligations of government-sponsored enterprises	67	7	115	2	42	—
Foreign government	460	22	463	16	346	12
Redeemable preferred stock	13	1	13	1	13	1
Total fixed maturity securities	25,653	1,273	25,073	871	24,718	541
Equities	64	3	81	4	87	1
Limited partnership investments	2,542	—	2,562	—	2,548	—
Other invested assets	33	—	45	—	44	—
Mortgage loans	553	—	617	—	622	—
Short term investments	1,299	1	1,538	1	1,513	—
Total investments	$30,144	$1,277	$29,916	$876	$29,532	$542

Net receivable/(payable) on investment activity	$(113)		$(128)		$204

Effective portfolio duration (in years)	4.1		4.1		4.3
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	June 30, 2016		March 31, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,714	$972	$5,252	$715	$5,166	$581
States, municipalities and political subdivisions:
Tax-exempt	8,220	1,389	7,824	1,088	7,673	943
Taxable	1,657	362	1,540	291	1,481	237
Total states, municipalities and political subdivisions	9,877	1,751	9,364	1,379	9,154	1,180
Asset-backed:
RMBS	307	11	280	6	244	6
CMBS	160	8	158	7	159	6
Other ABS	99	(1)	78	(3)	84	(1)
Total asset-backed	566	18	516	10	487	11
U.S. Treasury and obligations of government-sponsored enterprises	25	4	25	5	25	5
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	22	1	22	1	22	1
Total fixed maturity securities	16,204	2,746	15,179	2,110	14,854	1,778
Equities	59	3	108	3	110	5
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	57	—	58	—	56	—
Short term investments	85	—	110	—	147	—
Total investments	$16,405	$2,749	$15,455	$2,113	$15,167	$1,783

Net receivable/(payable) on investment activity	$(1)		$55		$(122)

Effective portfolio duration (in years)	8.7		9.2		9.6
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2016	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$65	$4	$606	$50	$4,949	$594	$11,600	$923	$1,994	$20	$19,214	$1,591
States, municipalities and political subdivisions:
Tax-exempt	—	—	826	97	5,682	857	4,048	584	138	14	80	26	10,774	1,578
Taxable	—	—	323	41	1,971	344	631	147	30	1	44	1	2,999	534
Total states, municipalities and political subdivisions	—	—	1,149	138	7,653	1,201	4,679	731	168	15	124	27	13,773	2,112
Asset-backed:
RMBS	4,059	168	96	—	50	—	99	(1)	64	—	821	28	5,189	195
CMBS	57	1	473	20	481	29	339	17	573	13	240	3	2,163	83
Other ABS	—	—	58	1	34	—	471	1	368	1	—	—	931	3
Total asset-backed	4,116	169	627	21	565	29	909	17	1,005	14	1,061	31	8,283	281
U.S. Treasury and obligations of government-sponsored enterprises	92	11	—	—	—	—	—	—	—	—	—	—	92	11
Foreign government	—	—	95	6	329	15	30	1	6	—	—	—	460	22
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	1	24	1	35	2
Total fixed maturity securities	$4,208	$180	$1,936	$169	$9,153	$1,295	$10,567	$1,343	$12,790	$953	$3,203	$79	$41,857	$4,019

Percentage of total fixed maturity securities	10%		5%		22%		25%		30%		8%		100%

Components of Net Investment Income

	Consolidated
Periods ended June 30	Three Months		Six Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$349	$352	$694	$694
Tax-exempt fixed maturities	100	100	201	201
Total fixed maturity securities	449	452	895	895
Limited partnership investments	46	48	32	162
Other, net of investment expense	7	—	10	1
Net investment income	$502	$500	$937	$1,058

Fixed maturity securities, after tax	$325	$324	$647	$642
Net investment income, after tax	362	356	677	750

Effective income yield for the fixed maturity securities portfolio, pretax	4.8%	4.9%	4.8%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax	3.5	3.5	3.4	3.5

	Property & Casualty and Corporate & Other Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$242	$249	$480	$491
Tax-exempt fixed maturities	18	21	37	43
Total fixed maturity securities	260	270	517	534
Limited partnership investments	46	48	32	162
Other, net of investment expense	8	3	13	4
Net investment income	$314	$321	$562	$700

Fixed maturity securities, after tax	$178	$183	$352	$362
Net investment income, after tax	214	216	382	471

Effective income yield for the fixed maturity securities portfolio, pretax	4.3%	4.4%	4.3%	4.4%
Effective income yield for the fixed maturity securities portfolio, after tax	2.9	3.0	2.9	3.0

	Life & Group Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$107	$103	$214	$203
Tax-exempt fixed maturities	82	79	164	158
Total fixed maturity securities	189	182	378	361
Limited partnership investments	—	—	—	—
Other, net of investment expense	(1)	(3)	(3)	(3)
Net investment income	$188	$179	$375	$358

Fixed maturity securities, after tax	$147	$141	$295	$280
Net investment income, after tax	148	140	295	279

Effective income yield for the fixed maturity securities portfolio, pretax	5.7%	5.8%	5.7%	5.8%
Effective income yield for the fixed maturity securities portfolio, after tax	4.4	4.5	4.5	4.5

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2016 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,325	$9,095	$1,395	$16,815	$3,311	$2,892	$23,018
Ceded	761	590	145	1,496	290	2,613	4,399
Net	5,564	8,505	1,250	15,319	3,021	279	18,619

Net incurred claim & claim adjustment expenses	377	470	157	1,004	246	1	1,251
Net claim & claim adjustment expense payments	(376)	(571)	(95)	(1,042)	(195)	(36)	(1,273)
Foreign currency translation adjustment and other	1	—	(26)	(25)	32	—	7

Claim & claim adjustment expense reserves, end of period
Net	5,566	8,404	1,286	15,256	3,104	244	18,604
Ceded	848	569	123	1,540	278	2,553	4,371
Gross	$6,414	$8,973	$1,409	$16,796	$3,382	$2,797	$22,975

Six months ended June 30, 2016 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,269	$9,183	$1,347	$16,799	$3,220	$2,644	$22,663
Ceded	701	607	128	1,436	290	2,361	4,087
Net	5,568	8,576	1,219	15,363	2,930	283	18,576

Net incurred claim & claim adjustment expenses	767	911	278	1,956	520	2	2,478
Net claim & claim adjustment expense payments	(770)	(1,083)	(216)	(2,069)	(385)	(42)	(2,496)
Foreign currency translation adjustment and other	1	—	5	6	39	1	46

Claim & claim adjustment expense reserves, end of period
Net	5,566	8,404	1,286	15,256	3,104	244	18,604
Ceded	848	569	123	1,540	278	2,553	4,371
Gross	$6,414	$8,973	$1,409	$16,796	$3,382	$2,797	$22,975

Life & Group Non-Core Policyholder Reserves

June 30, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,373	$8,478	$10,851
Structured settlement annuities	572	—	572
Other	19	—	19
Total	2,964	8,478	11,442
Shadow adjustments	140	2,448	2,588
Ceded reserves	278	214	492
Total gross reserves	$3,382	$11,140	$14,522

December 31, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,229	$8,335	$10,564
Structured settlement annuities	581	—	581
Other	21	—	21
Total	2,831	8,335	11,166
Shadow adjustments	99	1,610	1,709
Ceded reserves	290	207	497
Total gross reserves	$3,220	$10,152	$13,372

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Condensed Consolidated Financial Statements within the December 31, 2015 Form 10-K for further discussion of this measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes rate, retention and new business in evaluating operating trends. Rate represents the average change in price on policies that renew excluding exposure change. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful